Deferred underwriter fee	12 Months Ended
Dec. 31, 2024
Deferred Underwriter Fee
Deferred underwriter fee

Note 10. Deferred underwriter fee

As part of the reverse acquisition of the Company and NLIT, the Company executed a note on September 28, 2022 with EF Hutton related to PIPE financing under which the Company was obligated to pay the principal sum of $2,166,250 on the following schedule: (i) $715,750 on October 14, 2022, and (ii) $362,625 on each of October 31, 2022, November 30, 2022, December 31, 2022, and January 31, 2023.

The Company made the payment of its first installment of $715,750 and defaulted on the remaining outstanding amounts. On March 13, 2023, the Company and EF Hutton entered into a settlement agreement pursuant to which the Company paid $550,000 to EF Hutton in full settlement of the amount due and the difference of $900,500 has been accounted for in the “Consolidated Statements of Stockholders’ (Deficit) Equity”, as a component of additional paid in capital.